UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    January 10, 2018

SANUWAVE HEALTH, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52985	20-1176000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3360 Martin Farm Road, Suite 100, Suwanee, Georgia	30024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code    (770) 419-7525

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registration is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Cautionary Statement Regarding Forward-Looking Information

This Current Report on Form 8-K contains certain statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are covered by the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believes,” “budget,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “potential,” “predicts,” “project,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. Forward-looking statements in this Form 8-K may include, without limitation, statements regarding projected growth, future revenue, benefits of entering into the investment agreements, anticipated improvements in earnings and other financial performance measures, future expectations concerning available cash and cash equivalents, assumptions underlying or relating to any of the foregoing, and other matters. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to differ materially from results expressed in or implied by this Form 8-K. Any expectations based on these forward-looking statements are subject to risks and uncertainties and other important factors, including those discussed in SANUWAVE Health, Inc.’s Annual Report on Form 10-K filed with the Securities and Exchange Commission, including the section titled “Risk Factors” therein, and all other filings made by the Company under the Exchange Act. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the filing date of this Form 8-K. All forward-looking statements are qualified in their entirety by this cautionary statement. We assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements.

Item 1.01    Entry Into a Material Definitive Agreement.

On March 27, 2017, SANUWAVE Health, Inc., a Nevada Corporation (the “Company”), began offering subscriptions for 10% convertible promissory notes (the “10% Convertible Promissory Notes”) to selected accredited investors. The Company intends to use the proceeds from the 10% Convertible Promissory Notes for working capital and general corporate purposes. The initial offering closed on November 3, 2017, at which time $1,124,440 aggregate principal amount of 10% Convertible Promissory Notes were issued and the funds paid to the Company. Subsequent offerings closed on November 30, 2017 and December 21, 2017, at which times $245,000 and $150,000, respectively, aggregate principal amounts of 10% Convertible Promissory Notes were issued and the funds paid to the Company. The final offering closed on January 10, 2018, at which time $1,380,310 aggregate principal amount of 10% Convertible Promissory Notes were issued and the funds paid to the Company. A copy of the Form of the 10% Convertible Promissory Notes was filed on Form 8-K on November 9, 2017 as Exhibit 10.1 and is incorporated by reference herein.

The 10% Convertible Promissory Notes have a six month term from the subscription date and the note holders can convert the 10% Convertible Promissory Notes at any time during the term to the number of shares of Company common stock, $0.001 par value (the “Common Stock”), equal to the amount obtained by dividing (i) the amount of the unpaid principal and interest on the note by (ii) $0.11.

The 10% Convertible Promissory Notes include a warrant agreement (the “Class N Warrant Agreement”) to purchase Common Stock equal to the amount obtained by dividing the (i) sum of the principal amount, by (ii) $0.11. The Class N Warrant Agreement expires March 17, 2019. A copy of the Form of the Class N Warrant Agreement was filed on Form 8-K on November 9, 2017 as Exhibit 4.1 and is incorporated by reference herein. On November 3, 2017, the Company issued 10,222,180 Class N Warrants in connection with the initial closing of 10% Convertible Promissory Notes. On November 30, 2017, December 21, 2017 and January 10, 2018, the Company issued 2,227,273, 1,363,636 and 12,548,273, respectively, Class N Warrants in connection with the subsequent closings of 10% Convertible Promissory Notes.

Pursuant to the terms of a Registration Rights Agreement (the “Registration Rights Agreement”) that the Company entered with the accredited investors in connection with the 10% Convertible Promissory Notes, the Company is required to file a registration statement that covers the shares of Common Stock issuable upon conversion of the 10% Convertible Promissory Notes or upon exercise of the Class N warrants. The failure on the part of the Company to satisfy certain deadlines described in the Registration Rights Agreement may subject the Company to payment of certain monetary penalties. A copy of the Form of Registration Rights Agreement was filed on Form 8-K on November 9, 2017 as Exhibit 10.2 and is incorporated by reference herein.

The foregoing descriptions of each of the 10% Convertible Promissory Notes, the Class N Warrant Agreement and the Registration Rights Agreement (together, the “Agreements”) contained in this Item 1.01 do not purport to be complete and are qualified in their entirety by reference to the Agreements.

Premier Shockwave Inc., a company owned by Anthony Michael Stolarski, a member of the Company’s board of directors and an existing shareholder of the Company, was a purchaser of $330,000 aggregate principal amount of the 10% Convertible Promissory Notes.

The issuance and sale of the 10% Convertible Promissory Notes and Class N Warrants described in this Current Report is exempt from registration under the Securities Act, pursuant to, inter alia, Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Company has not engaged in general solicitation or advertising with regard to the issuance and sale of these securities and is not offering securities to the public in connection with this issuance and sale.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering would be unlawful.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 3.02    Unregistered Sales of Equity Securities.

The information contained or incorporated in Item 1.01 of this Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Class N Warrant. (Incorporated by reference to Form 8-K filed with the SEC on November 9, 2017.)

10.1	Form of 10% Convertible Promissory Note, by and among the Company and the accredited investors a party thereto. (Incorporated by reference to Form 8-K filed with the SEC on November 9, 2017.)

10.2	Form of Registration Rights Agreement, by and among the Company and the accredited investors a party thereto. (Incorporated by reference to Form 8-K filed with the SEC on November 9, 2017.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANUWAVE HEALTH, INC.

Dated: January 11, 2018	By:	/s/ Kevin A. Richardson, II
Name: Kevin A. Richardson, II
Title: Acting Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Form of Class N Warrant. (Incorporated by reference to Form 8-K filed with the SEC on November 9, 2017.)

10.1	Form of 10% Convertible Promissory Note, by and among the Company and the accredited investors a party thereto. (Incorporated by reference to Form 8-K filed with the SEC on November 9, 2017.)

10.2	Form of Registration Rights Agreement, by and among the Company and the accredited investors a party thereto. (Incorporated by reference to Form 8-K filed with the SEC on November 9, 2017.)

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